UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2011

ATRINSIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 7th Avenue, 10th Floor, New York, NY 10018
(Address of Principal Executive Offices/Zip Code)

(212) 716-1977
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2011, Atrinsic, Inc. (“Company,” “we,” “our,” or “us”) and certain investors (the “Buyers”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) and consummated the transactions contemplated thereby simultaneously with the execution thereof. Pursuant to the terms of the Purchase Agreement, we sold to the Buyers Notes (as defined below) and Warrants (as defined below).

Wedbush Securities, Inc. ("Wedbush"), as placement agent, acted on a reasonable best efforts basis in connection with the offering and received a placement fee equal to $197,100, as well as five year warrants to purchase 41,234 shares of the Company’s common stock.  The warrants are exercisable beginning May 31, 2012 at an exercise price of $2.90 per share and the Company agreed to provide Wedbush with certain registration rights with respect to the common stock underlying the warrants.

Description of Notes

Pursuant to the terms of the Purchase Agreement, we sold to the Buyers convertible notes in the aggregate original principal amount of $5,813,500 (the “Notes”), which Notes are convertible into shares of our common stock.  The Notes were issued with an original issue discount of approximately 9.1%, and the aggregate purchase price of the Notes was $5,285,000. The Notes are not interest bearing, unless we are in default on the Notes, in which case the Notes carry an interest rate of 18% per annum.

The Notes are initially convertible into shares of common stock at a conversion price of $2.90 per share, provided that if we make certain dilutive issuances (with limited exceptions), the conversion price of the Notes will be lowered to the per share price paid in the applicable dilutive issuance. We are required to repay the Notes in six equal monthly installments commencing on December 31, 2011 and ending on May 31, 2012, either in cash or in shares of our common stock. If we choose to utilize shares of our common stock for all or part of the payment, we must make an irrevocable decision to use shares 23 trading days prior to the installment payment date, and the value of our shares will be equal to the lower of the conversion price then in effect or 85% of the arithmetic average of the closing bid prices of our common stock during the 20 trading day period prior to payment of the installment amount (the “Installment Conversion Price”). If we choose to make an installment payment in shares of common stock, we must make a pre-installment payment of shares (the “Pre-Installment Shares”) to the Note holder 21 trading days prior to the applicable installment date based on the value of our shares equal to the lower of the conversion price then in effect or 85% of the arithmetic average of the closing bid prices of our common stock during the 20 trading day period prior to payment of the installment amount. On the installment date, to the extent we owe a Note holder additional shares in excess of the Pre-Installment Shares to satisfy the installment payment, we will issue such Note holder additional shares, and to the extent we have issued excess Pre-Installment Shares, such shares will be applied to future payments.

If an event of default occurs under the Notes, each Buyer may require us to redeem its Note in cash at the greater of up to 110% of the unconverted principal amount or 110% of the greatest equity value of the shares of common stock underlying the Notes from the date of the default until the redemption is completed.

The conversion price of each Note is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The convertibility of each Note may be limited if, upon conversion, the holder or any of its affiliates would beneficially own more than 4.9% or 19.9% (as applicable) of our common stock.

Brilliant Digital Entertainment, Inc. (“Brilliant Digital”), which prior to the transaction held approximately 16.5% of our issued and outstanding common stock, purchased Notes in the aggregate principal amount of $2,200,000.  Prior to the financing, the Company and Brilliant Digital entered into a Marketing Services Agreement and a Master Services Agreement, each effective as of July 1, 2009, pursuant to which the companies jointly offer the Kazaa digital music service.  Each of the Marketing Services Agreement and the Master Services Agreement were amended on October 13, 2010.  The amendments to the agreements are part of a broader transaction between the Company and Brilliant Digital pursuant to which the Company will acquire all of the assets of Brilliant Digital that relate to its Kazaa digital music service business in accordance with the terms of an asset purchase agreement entered into between the parties on October 13, 2010.

Description of Warrants

Pursuant to the terms of the Purchase Agreement, we also agreed to issue to each Buyer warrants to acquire shares of common stock, in the form of three warrants: (i) “Series A Warrants,” (ii) “Series B Warrants” and (iii) “Series C Warrants” (collectively, the “Warrants”).

The Series B Warrants are exercisable immediately after issuance and expire nine months after the date we obtain shareholder approval (discussed below). The Series B Warrants provide that the holders are initially entitled to purchase an aggregate of 1,002,329 shares at an initial exercise price of $2.93 per share. If we make certain dilutive issuances (with limited exceptions), the exercise price of the Series B Warrants will be lowered to the per share price paid in the applicable dilutive issuance. The number of shares underlying the Series B Warrants will adjust whenever the exercise price adjusts, such that at all times the aggregate exercise price of the Series B Warrants will be $2,936,824.

To the extent we enter into a fundamental transaction (as defined in the Series B Warrants and which include, without limitation, our entering into a merger or consolidation with another entity, our selling all or substantially all of our assets, or a person acquiring 50% of our common stock), we have agreed to purchase the Series B Warrants from the holders at their Black-Scholes value (if a holder so elects to have its Series B Warrant so purchased).

If our common stock trades at a price at least 200% above the Series B Warrants exercise price for a period of 10 trading days at any time after we obtain shareholder approval (discussed below), we may force the exercise of the Series B Warrants if we meet certain conditions.

The Series A and Series C Warrants are exercisable immediately after issuance and have a five year term. The Series A Warrants provide that the holders are initially entitled to purchase an aggregate of 2,004,656 shares at an initial exercise price of $2.90 per share. The Series C Warrants provide that the holders are initially entitled to purchase an aggregate of 952,212 shares at an initial exercise price of $2.97 per share. If on the expiration date of the Series B Warrants, a holder of such warrant has not exercised such warrant for at least 80% of the shares underlying such warrant, we have the right to redeem from such holder its Series C Warrant for $1,000 under certain circumstances.

If we make certain dilutive issuances (with limited exceptions), the exercise price of the Series A and Series C Warrants will be lowered to the per share price paid in the applicable dilutive issuance. The number of shares underlying the Series A Warrants and the Series C Warrants will adjust whenever the exercise price adjusts, such that at all times the aggregate exercise price of the Series A Warrants and Series C Warrants will be $5,813,502 and $2,828,070, respectively.

To the extent we enter into a fundamental transaction (as defined in the Series A and Series C Warrants and which include, without limitation, our entering into a merger or consolidation with another entity, our selling all or substantially all of our assets, or a person acquiring 50% of our common stock), we have agreed to purchase the Series A and Series C Warrants from the holder at their Black-Scholes value (if a holder so elects to have its Series A Warrant or Series C Warrant so purchased).

The exercise price of all the Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The exercisability of the Warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.9% or 19.9% (as applicable) of our common stock. The Notes may not be converted and the Warrants may not be exercisable if the total number of shares that would be issued would exceed 19.99% of our common stock on the date the Purchase Agreement was executed prior to our receiving shareholder approval (as discussed below).

Security Agreement

We and our subsidiaries, New Motion Mobile, Inc. and Traffix, Inc. entered into a security agreement (“Security Agreement”) with the Buyers pursuant to which we granted each of the Buyers a security interest in all of our assets securing our obligations under the Notes. In addition, New Motion Mobile, Inc. and Traffix, Inc. executed guaranties (each, a “Guaranty”) with each Buyer pursuant to which such subsidiaries guarantee our obligations under the Notes.

Registration Rights Agreement

We entered into a registration rights agreement (“Registration Rights Agreement”) with the Buyers pursuant to which, among other things, we agreed to register the resale of 133% of the shares of common stock underlying the Notes and Warrants. We agreed to file a registration statement by June 30, 2011 and to the extent we fail to file the registration statement on a timely basis or if the registration statement is not declared effective within 90 days after the closing of the transaction (120 days if reviewed by the Securities and Exchange Commission), we agreed to make certain payments to the Buyers.

Shareholder Approval; Other Covenants in Purchase Agreement

In the Purchase Agreement, we have agree to, among other things, (i) subject to certain exceptions, not issue any securities for a period of beginning on May 31, 2011 to the date that is 30 trading days from the date on which the resale by the Buyers of all registrable securities (as defined in the Registration Rights Agreement) is covered by one or more registration statements, (ii) not to enter into a variable rate transaction at any time while the Notes are outstanding, (iii) for a period of one year from the date of the Purchase Agreement, to allow the Buyers to participate in future financing transactions; and (iv) to hold a shareholder meeting by August 15, 2011 to approve, among other matters, the issuance of greater than 19.99% of our shares of common stock pursuant to the Notes and upon exercise of the Warrants and to approve any change of control and/or other matter requiring approval which results from the issuance of our shares of common stock pursuant to the Notes and upon exercise of the Warrants.

Important Notice regarding the Transaction Documents

The foregoing descriptions of the Purchase Agreement, the Note, the Warrants, the Security Agreement, each Guaranty and the Registration Rights Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Purchase Agreement, the Note, the Warrants, the Security Agreement, each Guaranty and the Registration Rights Agreement attached hereto as exhibits and incorporated herein by reference.

The Purchase Agreement, the Note, the Warrants, the Security Agreement, each Guaranty and the Registration Rights Agreement have been included to provide investors and security holders with information regarding its terms. They are not intended to provide any other financial information about us or our subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement and the Security Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to such agreements; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of us or our subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in public disclosures by us.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information contained in Item 1.01 is hereby incorporated by reference. The Note and Warrants were sold in a transaction exempt from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder. Each Buyer represented that it is an “accredited investor” as defined in Regulation D.

Item 9.01 Financial Statement and Exhibits.

(a)	Not applicable

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

4.1	Form of Senior Secured Convertible Note

4.2	Form of Series A Warrant

4.3	Form of Series B Warrant

4.4	Form of Series C Warrant

10.1	Securities Purchase Agreement by and among Atrinsic, Inc. and the Buyers set forth on the signature pages thereto.

10.2	Form of Registration Rights Agreement by and among Atrinsic, Inc. and the Buyers set forth on the signature pages thereto.

10.3	Form of Security Agreement by and among Atrinsic, Inc., certain subsidiaries of Atrinsic, Inc. and the Buyers set forth on the signature pages thereto.

10.4	Form of Guaranty by the subsidiaries of Atrinsic, Inc. in favor of Buyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atrinsic, Inc.

Date: June 1, 2011	By:	/s/ Thomas Plotts
Thomas Plotts
Chief Financial Officer

Exhibit
Number	Description

4.1	Form of Senior Secured Convertible Note

4.2	Form of Series A Warrant

4.3	Form of Series B Warrant

4.4	Form of Series C Warrant

10.1	Securities Purchase Agreement by and among Atrinsic, Inc. and the Buyers set forth on the signature pages thereto.

10.2	Form of Registration Rights Agreement by and among Atrinsic, Inc. and the Buyers set forth on the signature pages thereto.

10.3	Form of Security Agreement by and among Atrinsic, Inc., certain subsidiaries of Atrinsic, Inc. and the Buyers set forth on the signature pages thereto.

10.4	Form of Guaranty by the subsidiaries of Atrinsic, Inc. in favor of Buyer.